SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2002

THE CORPORATE EXECUTIVE BOARD COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-24799 (Commission File Number)	52-2056410 (IRS Employer Identification No.)

2000 Pennsylvania Avenue, NW, Suite 6000, Washington, DC 20006
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (202) 777-5000

Item 9. Regulation FD Disclosure

On August 14, 2002, The Corporate Executive Board Company (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Form 10-Q was accompanied by a certification of James J. McGonigle, Chairman of the Board of Directors and Chief Executive Officer of the Company, and Clay M. Whitson, Chief Financial Officer of the Company, a copy of which is furnished pursuant to this Item 9 as Exhibit 99.1.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Corporate Executive Board Company

By: /s/ Clay M. Whitson

Clay M. Whitson
Chief Financial Officer

Date: August 14, 2002

Exhibit Index

Exhibit No.	Description

99.1	Certification of Chief Executive Officer and Chief Financial Officer dated August 14, 2002 Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.